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                                                                    EXHIBIT 10.8



                                    AGREEMENT



         This Agreement is dated as of May 11, 2001, and is among Hibernia National Bank, on behalf of itself and each additional lender from time to time party to the Hibernia Credit Agreement as hereinafter defined (hereinafter "Hibernia"), EnCap Energy Capital Fund III, L.P. on behalf of itself and its affiliates (hereinafter "EnCap"), PetroQuest Energy, L.L.C., a Louisiana limited liability company (the "LLC"), and PetroQuest Energy, Inc., a Delaware corporation ("PEI"; the LLC and PEI are hereinafter collectively called "Debtors").

         RECITALS:

         1. Hibernia, EnCap, PEI, PetroQuest Energy One, L.L.C., a Louisiana limited liability company, and PetroQuest Energy, Inc., a Louisiana corporation, are the parties to that certain Subordination Agreement dated and effective as of December 21, 2000 (the "Subordination Agreement"), which Subordination Agreement is recorded as set forth on the Exhibit A attached hereto.

         2. The LLC is the successor by merger and name change to PetroQuest Energy One, L.L.C., a Louisiana limited liability company, and PetroQuest Energy, Inc., a Louisiana corporation.

         3. The Hibernia Credit Agreement (as defined in the Subordination Agreement) has been amended and restated, and the parties, as a result of such amendment and restatement, desire to clarify and restate certain aspects of the Subordination Agreement.

         Now Therefore, in consideration of the premises, the parties agree as follows:

         A. DEFINITIONS. The following definitions contained in the Subordination Agreement are restated as follows:

            DEBTORS. The term "Debtors" shall mean collectively (i) PetroQuest Energy, L.L.C., a Louisiana limited liability company and the successor by merger and name change to PetroQuest Energy One, L.L.C., a Louisiana limited liability company, and PetroQuest Energy, Inc., a Louisiana corporation, and (ii) PetroQuest Energy, Inc. a Delaware corporation.

            HIBERNIA CREDIT AGREEMENT. The term "Hibernia Credit Agreement" shall mean that certain Credit Agreement dated as of December 21, 2000 by and among Hibernia, PetroQuest Energy, Inc., a Louisiana corporation, PetroQuest Energy, Inc., a Delaware corporation, and PetroQuest Energy One, L.L.C., a Louisiana limited liability company, as amended by First




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                  Amendment thereto dated as of December 31, 2000, as amended and restated by that certain Amended and Restated Credit Agreement dated as of May 11, 2001 among Debtors, Hibernia National Bank, as Administrative Agent, and the financial institutions parties thereto as lenders and which may become parties thereto as lenders, and as the same may be further amended, restated, or supplemented in compliance herewith, from time to time and in effect.

                  HIBERNIA INDEBTEDNESS. The term "Hibernia Indebtedness" means any and all indebtedness and other obligations (whether for principal, interest, fees, indemnifications, expenses, or otherwise) owing by any Debtor to Hibernia National Bank, as Administrative Agent and/or to any financial institution that is a party to or which may become a party to the Hibernia Credit Agreement, under the Hibernia Credit Agreement or the Loan Documents.

         B. RATIFICATION AND CONFIRMATION. The Subordination Agreement, as modified by this Agreement, is ratified and confirmed.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date set forth above.

HIBERNIA:                   HIBERNIA NATIONAL BANK


                            By:  /s/ David Reid
                                 --------------------------------------------
                                 David Reid
                                 Senior Vice President



DEBTORS:                    PETROQUEST ENERGY, INC.
                            a Delaware corporation


                            By:  /s/ Michael O. Aldridge
                                 ---------------------------------------------
                                 Name:  Michael O. Aldridge

                                 Title: Senior Vice President, Chief Financial
                                        Officer and Secretary







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                           PETROQUEST ENERGY, L.L.C.,
                           a Louisiana limited liability company

                           By:     PETROQUEST ENERGY, INC., a
                                   Delaware corporation, its sole member


                                   By:  /s/ Michael O. Aldridge
                                      ------------------------------------------
                                      Name: Michael O. Aldridge

                                      Title: Senior Vice President, Chief
                                             Financial Officer and Secretary



ENCAP:                     ENCAP ENERGY FUND CAPITAL
                           FUND III, L.P.

                           By:     ENCAP INVESTMENTS L.L.C.,
                                   General Partner


                                   By: /s/ D. Martin Phillips
                                      ------------------------------------------
                                      Name: D. Martin Phillips

                                      Title: Managing Director






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                                    EXHIBIT A



SUBORDINATION AGREEMENT DATED DECEMBER 21, 2000, BY AND BETWEEN HIBERNIA NATIONAL BANK, ENCAP ENERGY CAPITAL FUND III, L.P., PETROQUEST ENERGY INC., A LOUISIANA CORPORATION, PETROQUEST ENERGY ONE, L.L.C., AND PETROQUEST ENERGY INC., A DELAWARE CORPORATION

Acadia Parish: filed in Mortgage Book 596, Page 7, Entry No. 681620, 1/5/01

Cameron Parish: filed in Mortgage Book 256, Entry No. 268265, 1/5/01

Claiborne Parish: filed in Mortgage Book 398, Page 38, Entry No. 399355, 1/8/01

Lafayette Parish: filed in Mortgage Records, File No. 01-000551, 1/05/01

Lafourche Parish: filed in Misc. Book 100, Folio 808, Entry No. 885283, 12/28/00

Minerals Management Service: Filed on December 29, 2000

St. Charles Parish: filed in Mortgage Book 776, Folio 28, Entry No. 250153,
1/8/01

St. Mary Parish: filed in Mortgage Book 860, Page 516, Entry No. 243322, 1/9/01

Terrebonne Parish: filed in Mortgage Book 1332, Entry No. 1086650, 1/8/01

Vermilion Parish: filed in Mortgage Book, Entry No. 20100188, 1/08/01




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